Exhibit 10.1

EXECUTION VERSION

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of December 29, 2009, by and between GOLDEN MINERALS COMPANY, a Delaware corporation (the “Company”), and SENTIENT GLOBAL RESOURCES FUND III, L.P., a Cayman Islands exempted limited partnership and SGRF III PARALLEL I, L.P.,  a Cayman Islands exempted limited partnership (the “Buyers”).

RECITALS

A.                                   Pursuant to the terms and conditions of this Agreement, the Company has agreed to issue and sell to Buyers and Buyers have agreed to purchase, from the Company’s authorized but unissued common stock, par value $0.01 per share (“Common Stock”), 745,318 shares of Common Stock (the “Initial Shares”) at a price of C$7.06 per share.

B.                                     The Company has filed a registration statement on Form S-1 (333-162486) with the U.S. Securities and Exchange Commission (the “SEC”) and a preliminary long form prospectus with certain provincial securities regulators in Canada in connection with an initial public offering of Common Stock (the “Initial Public Offering”), and the Company has agreed to issue and sell to Buyers and Buyers shall have an option to purchase pursuant to the long form prospectus in Canada, an additional number of shares of Common Stock such that the Buyers’ aggregate ownership of the Company’s Outstanding Common Stock on a non-diluted basis following the Initial Public Offering shall be equal to 19.90%.

NOW, THEREFORE, in consideration of the recitals and the mutual promises, representations, warranties, and covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1.                                      PURCHASE OF COMMON STOCK

1.1                               Initial Shares.

(a)                                        Initial Issuances of Shares.

(i)                                     Subject to the terms and conditions of this Agreement, at the First Initial Closing, Buyers shall purchase and the Company shall issue and sell to Buyers, the number of Initial Shares set forth in Exhibit B under the heading “First Delivery Initial Shares” (the “First Delivery Initial Shares”), free and clear of all Encumbrances, except for any restrictions on transfer arising under the Lock-Up Agreement, the Securities Act or any applicable state or Canadian provincial securities laws.

(ii)                                  Subject to the terms and conditions of this Agreement, at the Second Initial Closing, Buyers shall purchase and the Company shall issue and sell to Buyers, the number of Initial Shares set forth in Exhibit B under the heading “Second Delivery Initial Shares” (the “Second Delivery Initial Shares”), free and clear of all Encumbrances, except for any restrictions on transfer arising under the Lock-Up Agreement, the Securities Act or any applicable state or Canadian provincial securities laws.

(b)                                       Initial Shares Purchase Price.  The Buyers agree to pay an aggregate of C$5,261,945.08 to the Company as the purchase price for the Initial Shares (the “Initial Shares Purchase Price”), allocated between the Buyers and between the First Delivery Initial Shares and Second Delivery Initial Shares in the manner set forth in Exhibit B.

(c)                                        First Initial Closing.

(i)                                     The Closing.  The closing of the sale of the First Delivery Initial Shares (the “First Initial Closing”) shall take place at 10:00 A.M., Denver time, on December 31, 2009, following satisfaction or waiver of each of the conditions set forth in Sections 3.1(a) and 3.2(a) (other than such conditions as can be satisfied only at the First Initial Closing), at the offices of Davis Graham & Stubbs LLP, 1550 17th Street, Denver Colorado 80202, or at such other place or at such other time as shall be agreed upon by the Company and Buyers.  The time and date on which the First Initial Closing is actually held is referred to herein as the “First Initial Closing Date”.

(ii)                                  Deliveries by the Company.  At the First Initial Closing, the Company shall deliver:

(1)                                  Certificates representing the First Delivery Initial Shares, duly and validly issued in favor of Buyers and otherwise sufficient to vest in Buyers good title to the First Delivery Initial Shares;

(2)                                  The Registration Rights Agreement, duly executed by the Company;

(3)                                  A certificate issued by the secretary or an assistant secretary of the Company, dated the First Initial Closing Date, in form and substance reasonably satisfactory to Buyers, certifying on behalf of the Company (i) the resolutions of the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and the Registration Rights Agreement and the issuance of the Initial Shares, the Pre-Emptive Right Shares, the Subsequent Offering Shares and the Subsequent Over-Allotment Shares, (ii) the incumbency and signature of the authorized signatory of the Company executing this Agreement and the Registration Rights Agreement, (iii) the amended and restated certificate of incorporation and bylaws of the Company, as in effect on the Initial Closing Date, and (iv) that the condition to closing set forth in Section 3.1(a)(iii) has been met;

(4)                                  An opinion of U.S. counsel to the Company addressed to the Buyers, providing that the issuance, sale and delivery to the Buyers of the Initial Shares, the Pre-Emptive Right Shares, the Subsequent Offering Shares and the Subsequent Over-Allotment Shares have been duly authorized by all necessary corporate action and upon issuance against payment therefor and delivery to the Buyers, such shares will be validly issued, fully paid and non-assessable; and

(5)                                  An opinion of Canadian counsel to the Company addressed to the Buyers, providing that the issuance of the Initial Shares is exempt from Canadian prospectus requirements, that such shares are subject to restrictions on transfer under Canadian law and that such shares are duly listed for trading on the Toronto Stock Exchange (“TSX”).

(iii)                               Deliveries by Buyers.  At the First Initial Closing, Buyers shall deliver:

(1)                                  By wire transfer of immediately available funds, the amount of the Initial Shares Purchase Price set forth in Exhibit B under the heading “First Delivery Purchase Price” to an account designated by the Company prior to the Closing;

(2)                                  The Registration Rights Agreement, duly executed by Buyers; and

(3)                                  The Lock-Up Agreement, duly executed by Buyers.

(d)                                       Second Initial Closing.

(i)                                     The Closing. The closing of the sale of the Second Delivery Initial Shares (the “Second Initial Closing”) shall take place at 10:00 A.M., Denver time, three (3) business days after the day on which the TSX gives notice to Buyers and/or the Company that the Personal Information Form (“PIF”) submitted by a representative of the Buyers has been cleared, provided that the applicable conditions to closing set forth in Sections 3.1(a) and 3.2(a) have been met (other than such conditions as can be satisfied only at the Second Initial Closing), at the offices of Davis Graham & Stubbs LLP, 1550 17th Street, Denver Colorado 80202, or at such other place or at such other time as shall be agreed upon by the Company and Buyers.  With the mutual agreement of the Company and the Buyers, the Second Initial Closing and the Pre-Emptive Right Closing may occur simultaneously. The time and date on which the Second Initial Closing is actually held is referred to herein as the “Second Initial Closing Date”.

(ii)                                  Deliveries by the Company. At the Second Initial Closing, the Company shall deliver:

(1)                                  Certificates representing the Second Delivery Initial Shares duly and validly issued in favor of Buyers and otherwise sufficient to vest in Buyers good title to the Second Delivery Initial Shares; and

(2)                                  A certificate issued by the secretary or an assistant secretary of the Company, dated the Second Initial Closing Date, in form and substance reasonably satisfactory to Buyers, certifying (i) that there have been no changes to the resolutions of the board of directors of the Company or the amended and restated certificate of incorporation and bylaws of the Company, in each case, from the copies delivered to Buyers at the First Initial Closing, and (ii) that the condition to closing in Section 3.1(a)(iii) has been met.

(iii)                               Deliveries by Buyers. At the Second Initial Closing, Buyers shall deliver by wire transfer of immediately available funds the amount of the Initial Shares Purchase Price set forth in Exhibit B under the heading “Second Delivery Purchase Price” to an account designated by the Company prior to closing.

1.2                               Subsequent Shares.

(a)                                        Option to Purchase Additional Shares.

(i)                                     Pre-emptive Share Rights. In connection with the issuance of (1) any Common Stock, other than in an Exempt Transaction (such issuance, a “Pre-IPO Dilutive Issuance”), between the date of this Agreement and the earlier of March 31, 2010 or the day immediately prior to the day on which the Company commences its roadshow in connection with the Initial Public Offering (the “IPO Launch Date”), or (2) any Common Stock in connection with any offering described in the Private Placement Memorandum, provided that such issuance occur prior to the IPO Launch Date (such issuance, an “Identified Issuance”, and together with any Pre-IPO Dilutive Issuance, a “Pre-Emptive Right Issuance”), Buyers shall have the right to purchase additional shares of Common Stock as provided in this Section 1.2(a)(i). At least three (3) business days prior to any Pre-Emptive Right Issuance, the Company shall provide notice to Buyers setting forth (a) the number of shares of Common Stock that are to be issued and sold by the Company in connection with the Pre-Emptive Right Issuance (the “New Shares”), (b) the number of shares of Outstanding Common Stock immediately following the issuance of the New Shares, and (c) the number of shares of Common Stock which Buyers shall have the option to purchase from the Company pursuant to this Agreement (such shares, the “Pre-Emptive Right Shares”) in order to cause Buyers’ ownership of Common Stock (including the New Shares and the Initial Shares) on a non-diluted basis immediately following the issuance of the New Shares to be equal to 19.90% of the Outstanding Common Stock then outstanding.  Subject to the terms and conditions of this Agreement, at the Pre-Emptive Right Closing, Buyers shall have the option to purchase from the Company, on a private placement basis, some or all of the Pre-Emptive Right Shares, free and clear of all Encumbrances, except for any restrictions on transfer arising under the Lock-Up Agreement, the Securities Act or any applicable state or Canadian provincial securities laws.  Notwithstanding anything to the contrary in this Agreement, Buyers shall not have the right to purchase Pre-Emptive Right Shares pursuant to this Section 1.2(a)(i) unless such shares may be issued by the Company as a private placement under applicable TSX rules without obtaining stockholder approval.

(ii)                                  Subsequent Offering Shares.  At least three (3) business days prior to the IPO Closing Date, the Company shall provide notice to Buyers setting forth (1) the number of shares of Common Stock that are to be issued and sold to the public by the Company in connection with the Initial Public Offering (the “Initial IPO Shares”), (2) the number of shares of Outstanding Common Stock immediately following the issuance of the Initial IPO Shares (not including the Subsequent Offering Shares), and (3) the number of shares of Common Stock which Buyers shall have the option to purchase from the Company pursuant to this Agreement (such shares, the “Subsequent Offering Shares”) in order to cause Buyers’ aggregate ownership of Common Stock (including the Pre-Emptive Shares and the Initial Shares) on a non-diluted basis immediately following the issuance of the Initial IPO Shares to be equal to 19.90% of the Outstanding Common Stock then outstanding.  Subject to the terms and conditions of this Agreement, at the Subsequent Offering Closing, Buyers shall have the option to purchase from the Company pursuant to the long form prospectus in Canada, in a transaction completed pursuant to Regulation S outside the United States, some or all of the Subsequent Offering Shares, free and clear of all Encumbrances, except for any restrictions on transfer arising under the Lock-Up Agreement, the Securities Act or any applicable state or Canadian provincial securities laws.

(iii)                               Over-Allotment IPO Shares.  In connection with the Initial Public Offering, the Company has granted to its Underwriters an option to purchase an additional number of shares of Common Stock equal to fifteen percent (15%) of the Initial IPO Shares in order to fill over-allotments, if any (the “Over-Allotment Option”).  In the event the Over-Allotment Option is exercised in whole or in part, at least three (3) business days prior to the closing date of the Over-Allotment Option, the Company shall provide notice to Buyers setting forth (1) the number of shares of Common Stock that are to be issued and sold to the public by the Company in connection with the exercise of the Over-Allotment Option (the “Over-Allotment IPO Shares” and, together with the Initial IPO Shares, the “IPO Shares”), (2) the number of shares of Outstanding Common Stock immediately following the issuance of the Over-Allotment IPO Shares (not including the Subsequent Over-Allotment Shares), and (3) the number of shares of Common Stock which Buyers shall have the option to purchase from the Company pursuant to this Agreement (such shares, the “Subsequent Over-Allotment Shares”) in order to cause Buyers’ aggregate ownership of Common Stock (including the Initial Shares, the Pre-Emptive Right Shares and the Subsequent Offering Shares) on a non-diluted basis immediately following the issuance of the Over-Allotment IPO Shares to be equal to 19.90% of the Outstanding Common Stock then outstanding.  Subject to the terms and conditions of this Agreement, at the Subsequent Over-Allotment Closing, Buyers shall have the option to purchase from the Company pursuant to the long form prospectus in Canada, in a transaction completed pursuant to Regulation S outside the United States, some or all of the Subsequent Over-Allotment Shares, free and clear of all Encumbrances, except for any restrictions on transfer arising under the Lock-Up Agreement, the Securities Act or any applicable state or Canadian provincial securities laws.

(iv)                              Notice and Acceptance.  Buyers may accept the Company’s offer as to the total number of Pre-Emptive Right Shares, Subsequent Offering Shares, or

Subsequent Over-Allotment Shares (together, the “Subsequent Shares”) offered to it, or any lesser number, by written notice (“Acceptance Notice”) given to the Company within two (2) business days following receipt of the notice from the Company pursuant to Section 1.2(a)(i), (ii) or (iii), as applicable.  The Acceptance Notice shall specify the number of Pre-Emptive Right Shares, Subsequent Offering Shares, or Subsequent Over-Allotment Shares, as applicable, that Buyers agree to purchase.

(v)                                 Applicability of Pre-Emptive Rights.  In determining the number of Pre-Emptive Right Shares, Subsequent Offering Shares or Subsequent Over-Allotment Shares that Buyers are entitled to purchase pursuant to this Agreement, the number of shares issued by the Company to any third party (a “Pre-Emptive Rights Holder”) in satisfaction of contractual pre-emptive rights shall be considered such that following such issuance by the Company, Buyers’ aggregate ownership of Common Stock on a non-diluted basis immediately following the issuance shall (assuming Buyers elect to purchase their full allotment of Pre-Emptive Rights Shares, Subsequent Offering Shares or Subsequent Over-Allotment Shares) be equal to 19.90% of the Outstanding Common Stock then outstanding.  In such event, the number of Subsequent Shares issued to Buyers and the number of additional shares issued to the Pre-Emptive Rights Holder shall, in each case, be the lowest number of additional shares of Common Stock possible while satisfying the Company’s obligation to cause Buyers and the Pre-Emptive Rights Holder to maintain their contractually agreed pro rata ownership.

(b)                                       Subsequent Closing Purchase Price.

(i)                                     At the Pre-Emptive Right Closing, Buyers agree to pay to the Company a purchase price per Pre-Emptive Right Share set forth in the Acceptance Notice equal to (1) in the case of New Shares issued for cash, the price per share at which the New Shares are sold by the Company, and (2) in the case of New Shares issued for consideration other than cash, C$7.06 (the “Pre-Emptive Right Shares Purchase Price”).

(ii)                                  At the Subsequent Offering Closing and the Subsequent Over-Allotment Closing, if applicable, Buyers agree to pay to the Company in Canada a purchase price per share set forth in the applicable Acceptance Notice equal to the price at which the IPO Shares are sold to the public (the “Subsequent Shares Purchase Price”).

(c)                                        Subsequent Closing.

(i)                                     The Closing. The closing of the sale of the Pre-Emptive Right Shares (the “Pre-Emptive Right Closing”) shall take place at 10:00 A.M., Denver time, on the second business day following satisfaction or waiver of each of the conditions set forth in Sections 3.1(b) and 3.2(b) (other than such conditions as can be satisfied only at the Closing), at the offices of Davis Graham & Stubbs LLP, 1550 17th Street, Denver Colorado 80202, or at such other place or at such other time as shall be agreed upon by the Company and Buyers.  The closing of the sale of the Subsequent Offering Shares (the “Subsequent Offering Closing”) and the Subsequent Over-Allotment Shares (the “Subsequent Over-Allotment Closing”) shall take place at the Initial Public Offering closing date, or Over-Allotment Option closing date, as applicable. The time and date on which the Pre-Emptive Right Closing is actually held is referred to herein as the “Pre-Emptive Right Closing Date”; the time and date on which the Subsequent Offering Closing is actually held is referred to herein as the “Subsequent Offering Closing Date”; and the time and date on which the Subsequent Over-Allotment Closing is actually held is referred to herein as the “Subsequent Over-Allotment Closing Date”. Upon the mutual agreement of the Company and the Buyers, the Pre-Emptive Right Closing and the Second Initial Closing may occur simultaneously.

(ii)                                  Deliveries by the Company.  At the applicable Subsequent Closing, the Company shall deliver:

(1)                                  One or more certificates representing the Pre-Emptive Right Shares, the Subsequent Offering Shares or Subsequent Over-Allotment Shares, as applicable, duly and validly issued in favor of Buyers and otherwise sufficient to vest in Buyers good title to the Pre-Emptive Right Shares, the Subsequent Offering Shares or Subsequent Over-Allotment Shares, as applicable, in each case allocated between the Buyers in accordance with the pro rata share specified in Exhibit B to this Agreement;

(2)                                  A certificate issued by the secretary or an assistant secretary of the Company, dated the applicable Closing Date, in form and substance reasonably satisfactory to Buyers, certifying (i) that there have been no changes to the resolutions of the board of directors of the Company or the amended and restated certificate of incorporation and bylaws of the Company, in each case, from the copies delivered to Buyers at the Initial Closing, and (ii) that the condition to closing in Section 3.1(b)(iii) has been met;

(3)                                  At the Pre-Emptive Right Closing, an opinion of Canadian counsel to the Company providing that the issuance of the Pre-Emptive Right Shares is exempt from Canadian prospectus requirements, that such shares are subject to restrictions on transfer under Canadian law and that such shares are duly listed for trading on the TSX.  At the Subsequent Offering Closing and the Subsequent Over-Allotment Closing, an opinion of Canadian counsel to the Company provides that the Subsequent Offering Shares and Subsequent Over-Allotment Shares are duly listed for trading on the TSX.

(4)                                  At the Subsequent Offering Closing, the final Canadian long form prospectus.

(iii)                               Deliveries by Buyer.  At the applicable Subsequent Closing Buyers shall deliver by wire transfer of immediately available funds the Pre-Emptive Right Shares Purchase Price or the Subsequent Offering Shares Purchase Price, as applicable, to an account designated by the Company prior to the applicable Subsequent Closing.  At the Subsequent Offering Closing and the Subsequent Over-Allotment Closing, if requested by the Canadian Underwriter, the Buyers shall deliver to the Canadian Underwriter an agreement, in form and substance reasonably satisfactory to the Buyers, waiving any right to make a claim against the Canadian Underwriter in the event the Canadian long form prospectus contains, or is alleged to contain, a misrepresentation or omission of a material fact.

2.                                      REPRESENTATIONS AND WARRANTIES

2.1                               Representations and Warranties of the Company.  The Company hereby represents and warrants to Buyers as follows:

(a)                                        Organization.  The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted.  The Company is qualified to transact business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect.

(b)                                       Authorization; Validity of Agreement.  The Company has full corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby.  The execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors, and no other corporate action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement or the Registration Rights Agreement or the consummation of the purchase and sale of the Shares.

(c)                                        Subsidiaries.  Each direct and indirect Subsidiary of the Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and each Subsidiary of the Company is qualified to transact business, and is in good standing, in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary; except, in all cases, where the failure to be so organized, existing, qualified and in good standing would not reasonably be expected to have a Material Adverse Effect. The organizational diagram which is part of the Private Placement Memorandum accurately describes the direct or beneficial ownership of each direct or indirect Subsidiary of the Company in all material respects.

(d)                                       Execution; Validity of Agreement.  This Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by Buyer, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights, and the general principles of equity.

(e)                                        Consents and Approvals; No Violations.  Except for approval of the listing of the Shares by the Toronto Stock Exchange and, if applicable, the NYSE Amex, none of the execution, delivery or performance of this Agreement and the Registration Rights Agreement by the Company, the consummation by the Company of the issuance and sale of the Shares in accordance herewith or compliance by the Company with any of the provisions hereof will (1) conflict with or result in any breach of any provision of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, (2) require any filing with (except for filings with the SEC, the Ontario Securities Commission, the TSX, and other regulatory authorities advising them of the issuance and sale of the Shares), or permit, authorization, consent or approval of, any Governmental Entity or any other Person, (3) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party, other than such violation, breach or default as would not reasonably be expected to have a Material Adverse Effect, or (4) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its Subsidiaries, other than such violation as would not reasonably be expected to have a Material Adverse Effect.

(f)                                          Good Title Conveyed.  At the time of issuance, the Shares will be duly authorized, validly issued, fully paid and nonassessable and, not subject to any preemptive rights.  The Shares, when issued, will be free and clear of all Encumbrances, except for any restrictions on transfer arising under the Lock-Up Agreement, the Securities Act or any applicable state or Canadian provincial securities laws.

(g)                                       Capitalization.  The authorized capital of the Company consists of (i) 50,000,000 shares of Common Stock, of which 3,255,000 are issued and outstanding as of the date of this Agreement, including 255,000 shares of restricted stock which are subject to forfeiture conditions, and (ii) 10,000,000 shares of preferred stock, par value $0.01 per share, none of which are issued and outstanding.  Except for (a) the Shares, (b) shares of Common Stock to be issued in connection with the anticipated Initial Public Offering, (c) 25,000 shares of Common Stock to be issued to directors of Golden Minerals pursuant to outstanding restricted stock units, (d) shares of Common Stock which may be issued in the ordinary course pursuant to the Company’s 2009 Equity Incentive Plan, and (e) any potential issuance identified in the Private Placement Memorandum, the Company has not issued or committed to issue any shares of Common Stock or preferred stock or any rights, warrants, options to acquire any shares of any class of capital stock of the Company.

(h)                                       Filings.  The Company is a reporting issuer in the Province of Ontario and is not in default in any material respect of any of the requirements of the Securities Act (Ontario) and the rules and regulations adopted thereunder together with applicable policy statements of the Ontario Securities Commission and rules of the Toronto Stock Exchange (collectively, the “Canadian Securities Laws”).  The Company has made all filings with the SEC that it has been required to make under the Securities Act and the Exchange Act and all filings that it has been required to make pursuant to the Canadian Securities Laws, including the Canadian long form prospectus (collectively, but not including any report prepared pursuant to Canadian National Instrument 43-101- Standards of Disclosure for Mineral Projects, the “Public

Reports”).  The Company prepared the Public Reports and the Private Placement Memorandum in good faith, and to the Company’s knowledge (after reasonably prudent inquiry), none of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company is a domestic issuer, as defined in Rule 902 under the Securities Act.

(i)                                           Financial Statements.  The financial statements included in the Public Reports (including the related notes and schedules) (the “Financial Statements”) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby and fairly present in all material respects the financial condition of the Company as of the indicated dates and the results of operations of the Company for the indicated periods, subject, in the case of unaudited consolidated financial statements, to normal year-end adjustments.

(j)                                           Absence of Changes.  Since September 30, 2009, (i) no event has occurred which has caused or constitutes a Material Adverse Effect, and (ii) neither the Company nor any of its Subsidiaries has entered into any agreement that was material to the Company and was required to be disclosed pursuant to Form 8-K under the Exchange Act that has not been disclosed.

(k)                                        Litigation. There are no claims, suits, actions or proceedings pending or, to the knowledge of the Company, threatened against, relating to or affecting the Company or any of its Subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator which prohibits the consummation of the transactions contemplated hereby or would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(l)                                           No Violation or Default. Neither the Company nor any of its Subsidiaries is: (i) in violation of its certificate of incorporation or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in each case, for any such default or violation that would not, individually, or in the aggregate, have a Material Adverse Effect.

(m)                                     Taxes. The Company and its Subsidiaries have paid all material federal, state, local and foreign taxes and filed all material tax returns required to be paid or filed through the date hereof, and there is no tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets, except for such deficiency as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(n)                                       Compliance with Environmental Laws. (i) The Company and its Subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its Subsidiaries, except for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

(o)                                       Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; and (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; except where those events or conditions described in clauses (i) or (ii) above would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)                                       Insurance. The Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are customary in the industry.  Neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(q)                                       Mineral Resources.

(i)                                     The Company has made available to Buyer the estimate of mineral resources at the Yaxtche zone at the Company’s El Quevar project, as prepared by Chlumsky, Armbrust & Meyer LLC, dated October 12, 2009 (the “Technical Report”).  The Technical Report was prepared in all material respects in accordance with Canadian National Instrument 43-101- Standards of Disclosure for Mineral Projects.  Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, to the Company’s knowledge, the factual, non-interpretive data on which the Technical Report was based for purposes of estimating the mineral resources set forth in the Technical Report was accurate in all material respects.

(ii)                                  Except as otherwise described in the Public Reports or the Technical Report, the Company has good and defensible title to all interests in mining claims, concessions, exploitation or extraction rights or similar rights described in the Technical Report, free and clear of all Encumbrances, except such as are described in the Public Reports or the Technical Report or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries.

(r)                                          Brokers or Finders.  Except as set forth in the Private Placement Memorandum, the Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

(s)                                        Internal Controls.  The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The books and records of the Company disclose all of their material financial transactions and such transactions have been fairly and accurately recorded.  The minute books and corporate records of the Company are true and correct in all material respects and contain all minutes of all meetings and all resolutions of the directors (and any committees of such directors) as at the date hereof.

(t)                                          Sarbanes-Oxley Act of 2002.  The Company is in compliance in all material respects with its obligations under the Sarbanes-Oxley Act of 2002, as amended.

2.2                               Buyer Representations and Warranties.  Buyers, each severally with respect to the Shares purchased by it, hereby represent and warrant to the Company as follows:

(a)                                        Organization; Authorization; Validity of Agreement.  Each Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the Cayman Islands and has full limited partnership power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by Buyers of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Buyers, and no other action on the part of Buyers is necessary to authorize the execution and delivery by Buyers of this Agreement or the consummation of the transactions contemplated hereby.  No vote of, or consent by, the limited partners of Buyers is necessary to authorize the execution and delivery by Buyers of this Agreement or the consummation by it of the purchase and sale of the Shares.

(b)                                       Execution; Validity of Agreement.  This Agreement has been duly executed and delivered by Buyers, and assuming due and valid authorization, execution and delivery hereof by the Company, is a valid and binding obligation of each Buyer, enforceable against each Buyer in accordance with its terms, except as such enforceability may be limited by the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights, and the general principles of equity.

(c)                                        Consents and Approvals; No Violations.  None of the execution, delivery or performance of this Agreement, the Registration Rights Agreement or the Lock-Up Agreement by Buyers, the consummation by Buyers of the purchase and sale of the Shares or compliance by Buyers with any of the provisions hereof or thereof will (1) conflict with or result in any breach of any provision of the certificate of limited partnership and agreement of limited partnership of either Buyer, (2) require any filing with (except for filings with the SEC, the Ontario Securities Commission, the TSX, and other regulatory authorities advising them of the issuance and sale of the Shares), or permit, authorization, consent or approval of, any Governmental Entity, except for approval of the listing of the Shares by the Toronto Stock Exchange and, if applicable, the NYSE Amex, (3) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which either Buyer is a party or to which its assets are subject, or (4) violate any order, writ, injunction, decree, statute, rule or regulation applicable to either Buyer.

(d)                                       Investment Representations.

(i)                                     Each Buyer is acquiring the Shares for investment and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the Shares.

(ii)                                  Each Buyer is an “accredited investor” as defined in Regulation D under the Securities Act and in National Instrument 45-106 - Prospectus and Registration Exemptions and able to bear the economic risk of holding the Shares for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Shares.

(iii)                               Each Buyer’s principal address is outside the United States and neither Buyer is a “U.S. person” as defined in Rule 902 under the Securities Act (a “Non-U.S. Person”).  Each Buyer is acquiring the Shares outside of the United States in accordance with Regulation S under the Securities Act.  The purchase of the Shares by each Buyer is for such Buyer’s own account or for the account of one or more Affiliates of Buyers who are Non-U.S. Persons located outside the United States.

(iv)                              Each Buyer acknowledges that it has received a copy of the final Private Placement Memorandum relating to the offering of the Shares and that it has had the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information as Buyers deem necessary to verify the accuracy (a) of the information referred to in the Private Placement Memorandum and

(b) of any other information that we deem relevant to making an investment decision with respect to the Shares.

(v)                                 At the date hereof and immediately prior to the Initial Closing, neither Buyer is an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

(vi)                              Each Buyer acknowledges that the Shares are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act and will bear the legend set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, SUCH SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

For the Initial Shares and Pre-Emptive Right Shares Only:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [insert date that is 4 months and a day after issuance].

(e)                                        Golden Minerals Shares.  As of the date hereof, neither Buyers nor any of their Affiliates are the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of any Common Stock.

(f)                                          Brokers or Finders.  Buyers have not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

(g)                                       Non-Reliance of Buyer.  Except for the specific representations and warranties expressly made by the Company in Section 2.1 of this Agreement, Buyers acknowledge that (a) neither the Company, its Affiliates nor any other Person has made any representation or warranty, express or implied, as to the Company, the Company’s business, assets, liabilities, operations, prospects, condition (financial or otherwise), including with respect to the effectiveness or success of the Company’s exploration activities or future capital raising activities, and (b) no officer, agent, representative or employee of the Company has any authority, express or implied, to make any representations, warranties or agreements not specifically set forth in this Agreement. Each Buyer specifically disclaims that it is relying upon or has relied upon any representations or warranties that may have been made by any Person except for the specific representations and warranties expressly made by the Company in Section 2.1.  Any inspection, investigation or review performed by Buyers in connection with this Agreement will not affect or negate the representations and warranties of the Company contained herein.

3.                                      CONDITIONS TO CLOSING

3.1                               Conditions to Obligations of Buyers to Close.

(a)                                        Initial Closing Date.  The obligations of Buyers to consummate the purchase and sale of the Initial Shares shall be subject to the satisfaction or waiver on or prior to the First Initial Closing Date or Second Initial Closing Date, as applicable, of each of the following conditions:

(i)                                     Statutes; Court Orders.  No statute, rule or regulation shall have been enacted or promulgated by any Governmental Entity which prohibits the consummation of the purchase and sale of the Initial Shares; and there shall be no order or injunction of a court of competent jurisdiction in effect precluding or prohibiting consummation of the purchase and sale of the Initial Shares.

(ii)                                  Government Action.  There shall not be threatened or pending any suit, action or proceeding by any Governmental Entity seeking to restrain or prohibit the consummation of the purchase and sale of the Initial Shares or seeking to impose material limitations on the ability of Buyers effectively to exercise full rights of ownership of the Initial Shares, including the right to vote the Shares.

(iii)                               Representations and Warranties.  The representations and warranties of the Company set forth in this Agreement shall be true and correct as of the First or Second Initial Closing Date, as applicable, as though made on and as of such date, except where the failure to do so would not have a Material Adverse Effect, provided that if any fact or condition occurs after the date of this Agreement and such fact or condition causes any representation or warranty in this Agreement to be untrue, misleading or inaccurate in any material respect, the Company will deliver to Buyers a certificate describing the exceptions to the applicable representation (a “Representation Update Certificate”), and such Representation Update Certificate will be deemed to modify automatically the applicable representation or warranty; provided, however, that if such Representation Update Certificate reflects an occurrence which could reasonably be expected to have a Material Adverse Effect, Buyers shall be entitled to reject the Representation Update Certificate and the condition set forth in this Section 3.1(a)(iii) shall not be met.

(iv)                              Covenants.  The Company shall have complied in all material respects with all covenants, agreements and obligations of the Company contained in this Agreement.

(v)                                 Consents and Approvals.  The Company shall have delivered to Buyers a letter from the TSX evidencing the conditional approval of the sale of the Initial Shares and, with respect to the Second Initial Closing, TSX shall have given notice to Buyer and/or the Company that the PIF submitted by a representative of the Buyers has been cleared.

(vi)                              Deliveries at Closing.  Buyers shall have received from the Company each of the deliveries set forth in Section 1.1(c)(ii) or 1.1(d)(ii), as applicable.

(b)                                       Subsequent Closing Date.  The obligations of Buyers to consummate the purchase and sale of the number of Pre-Emptive Right Shares, the Subsequent Offering Shares and the Subsequent Over-Allotment Shares that Buyers have elected to purchase pursuant to Section 1.2(a) shall be subject to the satisfaction or waiver on or prior to the applicable Subsequent Closing Date of each of the following conditions:

(i)                                     Statutes; Court Orders.  No statute, rule or regulation shall have been enacted or promulgated by any Governmental Entity which prohibits the consummation of the purchase and sale of the Pre-Emptive Right Shares, the Subsequent Offering Shares or the Subsequent Over-Allotment Shares, as applicable; and there shall be no order or injunction of a court of competent jurisdiction in effect precluding or prohibiting consummation of the purchase and sale of the Pre-Emptive Right Shares, the Subsequent Offering Shares or the Subsequent Over-Allotment Shares, as applicable.

(ii)                                  Government Action.  There shall not be threatened or pending any suit, action or proceeding by any Governmental Entity seeking to restrain or prohibit the consummation of the purchase and sale of the Pre-Emptive Right Shares, the Subsequent Offering Shares or the Subsequent Over-Allotment Shares, as applicable, or the performance of any of the other transactions reasonably related thereto or seeking to impose material limitations on the ability of Buyers effectively to exercise full rights of ownership of the Pre-Emptive Right Shares, the Subsequent Offering Shares or the Subsequent Over-Allotment Shares, as applicable, including the right to vote such Shares.

(iii)                               Representations and Warranties.  The representations and warranties of the Company set forth in this Agreement shall be true and correct as of the applicable Subsequent Closing Date, as applicable, as though made on and as of such Closing Date, except where the failure to do so would not have a Material Adverse Effect, provided that if any fact or condition occurs after the date of this Agreement and such fact or condition causes any representation or warranty in this Agreement to be untrue, misleading or inaccurate in any material respect, the Company will deliver to Buyers a Representation Update Certificate, and such Representation Update Certificate will be deemed to modify automatically the applicable representation or warranty; provided, however, that if such Representation Update Certificate reflects an occurrence which could reasonably be expected to have a Material Adverse Effect, Buyers shall be entitled to reject the Representation Update Certificate and the condition set forth in this Section 3.1(b)(iii) shall not be met.

(iv)                              Covenants.  The Company shall have complied in all material respects with all covenants, agreements and obligations of the Company contained in this Agreement.

(v)                                 Consents and Approvals.  The Company shall have received listing approval from the Toronto Stock Exchange and the NYSE Amex (if the Company’s Common Stock is then listed for trading on the NYSE Amex) for the Pre-Emptive Right Shares, the Subsequent Offering Shares and the Subsequent Over-Allotment Shares, as applicable, and the TSX shall have given notice to Buyer and/or the Company that the PIF submitted by a representative of the Buyers has been cleared.

(vi)                              Pre-Emptive Right Closing.  With respect to the Pre-Emptive Right Closing only, the Company shall have issued the New Shares.

(vii)                           Initial Public Offering.  With respect to the Subsequent Offering Closing and Subsequent Over-Allotment Closing only, the Initial Public Offering shall have closed and the Initial IPO Shares shall have been issued to the Underwriters in connection therewith.

(viii)                        Over-Allotment Option.   With respect to the Subsequent Over-Allotment Closing only, the Over-Allotment Option shall have closed and the Subsequent Over-Allotment Shares shall have been issued to the Underwriters in connection therewith.

(ix)                                Deliveries at Closing.  Buyers shall have received from the Company each of the deliveries set forth in Section 1.2(c)(ii).

(c)                                        Waiver.  The conditions set forth in this Section 3.1 are for the sole benefit of Buyers, may be waived by Buyers, in whole or in part, at any time and from time to time in the sole discretion of Buyers.

3.2                               Conditions to Obligations of the Company to Close.

(a)             Initial Closing Date.  The obligations of the Company to consummate the purchase and sale of the Initial Shares shall be subject to the satisfaction on or prior to the First Initial Closing Date or Second Initial Closing Date, as applicable, of each of the following conditions:

(i)            Statutes; Court Orders.  No statute, rule or regulation shall have been enacted or promulgated by any Governmental Entity which prohibits the consummation of the purchase and sale of the Initial Shares; and there shall be no order or injunction of a court of competent jurisdiction in effect precluding or prohibiting consummation of the purchase and sale of the Initial Shares.

(ii)           Government Action.  There shall not be threatened or pending any suit, action or proceeding by any Governmental Entity seeking to restrain or prohibit the consummation of the purchase and sale of the Initial Shares.

(iii)          Representations and Warranties.  The representations and warranties of Buyers set forth in this Agreement shall be true and correct in all material respects as though made on and as of the Initial Closing Date, except when the failure to do so would not have a material adverse effect on the ability of Buyers to perform its obligations under this Agreement or the availability of an exemption from registration pursuant to Regulation S under the Securities Act.

(iv)          Covenants.  Buyers shall have complied in all material respects with all covenants, agreements and obligations of Buyers contained in this Agreement.

(v)           Consents and Approvals.  The Company shall have received conditional approval from the Toronto Stock Exchange for the issuance of the Initial Shares.

(vi)          Deliveries at Closing.  The Company shall have received from Buyers each of the deliveries set forth in Section 1.1(c)(iii) or 1.1(d)(iii), as applicable.

(b)             Closing Date.  The obligations of the Company to consummate the issuance and sale of the Pre-Emptive Right Shares, the Subsequent Offering Shares and the Subsequent Over-Allotment Shares, as applicable, shall be subject to the satisfaction or waiver on or prior to the applicable Closing Date of each of the following conditions:

(i)            Statutes; Court Orders.  No statute, rule or regulation shall have been enacted or promulgated by any Governmental Entity which prohibits the consummation of the purchase and sale of the Pre-Emptive Right Shares, the Subsequent Offering Shares or the Subsequent Over-Allotment Shares, as applicable; and there shall be no order or injunction of a court of competent jurisdiction in effect precluding or prohibiting consummation of the purchase and sale of the Pre-Emptive Right Shares, the Subsequent Offering Shares or the Subsequent Over-Allotment Shares, as applicable.

(ii)           Government Action.  There shall not be threatened or pending any suit, action or proceeding by any Governmental Entity seeking to restrain or prohibit the consummation of the purchase and sale of the Pre-Emptive Right Shares, the Subsequent Offering Shares or the Subsequent Over-Allotment Shares, as applicable.

(iii)          Representations and Warranties.  The representations and warranties of Buyers set forth in this Agreement shall be true and correct in all material respects as though made on and as of the applicable Closing Date, except when the failure to do so would not have a material adverse effect on the ability of Buyers to perform its obligations under this Agreement or the availability of an exemption from registration pursuant to Regulation S under the Securities Act.

(iv)          Covenants.  Buyers shall have complied in all material respects with all covenants, agreements and obligations of Buyers contained in this Agreement.

(v)           Consents and Approvals.  The Company shall have received listing approval from the Toronto Stock Exchange and the NYSE Amex (if the Company’s Common Stock is then listed for trading on the NYSE Amex) for the Subsequent Offering Shares and the Subsequent Over-Allotment Shares, as applicable.

(vi)          Pre-Emptive Right Closing.  With respect to the Pre-Emptive Right Closing only, the Company shall have issued the New Shares.

(vii)         Initial Public Offering.  With respect to the Subsequent Offering Closing and the Subsequent Over-Allotment Closing only, the Initial Public Offering shall have closed and the Initial IPO Shares shall have been issued to the Underwriters in connection therewith.

(viii)        Over-Allotment Option.   With respect to the Subsequent Over-Allotment Closing only, the Over-Allotment Option shall have closed and the Over-Allotment IPO Shares shall have been issued to the Underwriters in connection therewith.

(ix)           Deliveries at Closing.  The Company shall have received from Buyers each of the deliveries set forth in Section 1.2(c)(iii).

(c)             Waiver.  The foregoing conditions are for the sole benefit of the Company, may be waived by the Company, in whole or in part, at any time and from time to time in the sole discretion of the Company.

4.                                      ADDITIONAL COVENANTS.

4.1          Standstill.  From the date hereof until the First Initial Closing Date, and for a period of two (2) years after the First Initial Closing Date, without the prior consent of the board of directors of the Company, Buyers shall not, directly or indirectly through any Affiliate, acquire or offer to acquire or agree to acquire (including in the public markets or pursuant to the purchase of Subsequent Offering Shares or Subsequent Over-Allotment Shares pursuant to this Agreement) from any Person, directly or indirectly, by purchase or merger, through the acquisition of control of another Person, by joining a partnership, limited partnership or other “group” (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise beneficial ownership of Common Stock if such acquisition would cause Buyers’ aggregate beneficial ownership of Common Stock of the Company to exceed twenty-two and five-tenths percent (22.50%) of the Outstanding Common Stock of the Company, or direct or indirect rights (including convertible securities, warrants or options) to acquire such beneficial ownership (or otherwise act in concert with respect to any such securities, rights or options with any Person that so acquires, offers to acquire or agrees to acquire), provided, however, that no violation of this Section 4.1 shall be deemed to have occurred solely due to acquisitions resulting from (1) a stock split, reverse stock split, reclassification or other transaction by the Company affecting any class of the outstanding capital stock of the Company generally, (2) a stock dividend or other pro rata distribution by the Company to holders of its outstanding capital stock, or (3) any increase in the percentage ownership by Buyers of outstanding shares of Common Stock resulting from any action taken by the Company, including the repurchase of shares of Common Stock pursuant to any share repurchase or similar program; provided, further that if Buyers or their Affiliates shall become the beneficial owner of more than twenty-two and five-tenths percent (22.50%) of the Outstanding Common Stock in the aggregate as a result of any of the transactions set forth in the preceding clause (1), (2) or (3), then for so long as Buyers’ beneficial ownership remains above such threshold, the acquisition of additional shares of Common Stock by Buyers or their Affiliates (including direct or indirect rights to acquire Common Stock) shall be prohibited by this Article IV.

4.2          Transfer Restrictions.  Buyers acknowledge that the Shares are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act.  Buyers shall not make any sale or other disposition of all or any portion of the Shares except: (a) to the Company, (b) pursuant to an effective registration statement under the Securities Act, (c) outside the United States in compliance with Regulation S under the Securities Act, (d) pursuant to an exemption from registration under the Securities Act and in compliance with any applicable state securities laws, or (e) in a transaction that does not require registration under the Securities Act or any applicable state securities laws and regulations governing the offer and sale of securities.  In connection with a sale pursuant to clause (c), (d) or (e), Buyers shall furnish to the Company an opinion of counsel of recognized standing in form and substance satisfactory to the Company.  The Company shall instruct its transfer agent to refuse to register any disposition of the Shares not made in compliance with this Section 4.2.

4.3          Hedging Transactions. Buyers shall not engage in hedging transactions involving the Shares unless in compliance with the Securities Act.

4.4          Listing.  The Company shall use commercially reasonable efforts to cause the Company’s Common Stock to become listed on the NYSE Amex or another United States national securities exchange.

4.5          Observer Rights.  The Company shall invite one representative selected by the Buyers to attend all meetings of its Board of Directors (“Board”) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors in connection with any meeting of the Board; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.  Upon the request of the Company, the Buyers and the representative of Buyers shall enter into a confidentiality agreement satisfactory to the Company in its reasonable discretion before exercising any observer rights provided pursuant to this Section 4.5.  The rights provided in this Section 4.5 shall expire on the earlier of:  (i) the date, following the Second Initial Closing Date (or following March 31, 2010, if earlier), on which Buyer ceases to beneficially own at least seventeen percent (17%) of the Company’s Outstanding Common Stock (including Shares reflected in an Acceptance Notice for which the Subsequent Closing has not yet occurred), or (ii) the date on which the stockholders of the Company elect Buyer’s Nominee to serve on the Board pursuant to Section 4.6 hereof.

4.6                               Board of Directors.

(a)             Nomination of Buyer Representative.  Subject to the terms and conditions of this Section 4.6, beginning with the first annual meeting of the Company’s stockholders after March 2011, Buyers shall be entitled to designate one nominee for election to serve on the Board (such individual, a “Nominee”).  Buyers shall provide written notice to the Board at least one hundred days prior to the first anniversary of the preceding year’s annual meeting, identifying the name of the Buyers’ proposed Nominee and the information required by Regulation 14A under the Exchange Act and the Company’s bylaws for each such Nominee (the “Nomination Notice”).  Upon receiving a Nomination Notice, the Board shall take all actions reasonably necessary to include such Nominee in the Company’s next election of members of the Board by the stockholders and shall also recommend that the stockholders of the Company vote for such Nominee for election to the Board, including providing its written recommendation in any proxy materials presented to the stockholders of the Company for such election.

(b)             Termination of Rights.  The rights provided in this Section 4.6 shall expire on the earlier of: (i) the date, following the Second Initial Closing Date (or March 31, 2010, if earlier), on which Buyers cease to beneficially own together at least seventeen percent (17%) of the Company’s Outstanding Common Stock (including Shares reflected in an Acceptance Notice for which the Subsequent Closing has not yet occurred), or (ii) the date of the Company’s first annual general meeting of stockholders after March 2011, if the Company’s stockholders do not elect Buyers’ Nominee.

5.                                      TERMINATION

5.1                               Termination prior to First Initial Closing.  This Agreement may be terminated at any time prior to the First Initial Closing:

(a)             by mutual written consent of Buyers and the Company;

(b)             by either Buyers or the Company if the issuance and sale of the First Delivery Initial Shares shall not have occurred on or before January 31, 2010 (the “Initial Closing Outside Date”); provided, however, that the right to terminate this Agreement under this Section 5.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Initial Closing Outside Date;

(c)             by either Buyers or the Company if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling each of the parties hereto shall use all reasonable efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the issuance and sale of the Initial Shares, and such order, decree, ruling or other action shall have become final and nonappealable;

(d)             by Buyers if prior to the Initial Closing, there shall be a breach of any representation, warranty, covenant or agreement of the Company in this Agreement such that the conditions set forth in Section 3.1(a)(iii) and (iv) are not capable of being satisfied on or before the Initial Closing Outside Date, provided that Buyers may not terminate this Agreement pursuant to this clause (d) if Buyers are in material breach of this Agreement;

(e)             by the Company if, prior to the Initial Closing, there shall be a breach of any representation, warranty, covenant or agreement of Buyer in this Agreement such that the conditions set forth in Section 3.2(a)(iii) and (iv) are not capable of being satisfied on or before the Initial Closing Outside Date; provided that the Company may not terminate this Agreement pursuant to this clause (e) if the Company is in material breach of this Agreement.

5.2                               Termination after the First Initial Closing.

(a)             by mutual written consent of Buyers and the Company;

(b)             by either Buyers or the Company if the issuance and sale of the Second Delivery Initial Shares, the Pre-Emptive Right Shares, the Subsequent Offering Shares or Subsequent Over-Allotment Shares, as applicable, has not occurred on or before March 31, 2010 (the “Subsequent Closing Outside Date”); provided, however, that the right to terminate this Agreement under this Section 5.2(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Subsequent Closing Outside Date;

(c)             by either Buyers or the Company if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling each of the parties hereto shall use all reasonable efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the issuance and sale of the Pre-Emptive Right Shares, the Subsequent Offering Shares or the Subsequent Over-Allotment Shares, as applicable, and such order, decree, ruling or other action shall have become final and nonappealable;

(d)             by Buyers if prior to the applicable Subsequent Closing there shall be a breach of any representation, warranty, covenant or agreement of the Company in this

Agreement such that the conditions set forth in Section 3.1(b)(iii) or (iv) are not capable of being satisfied on or before the Subsequent Closing Outside Date provided that Buyer may not terminate this Agreement pursuant to this clause (d) if Buyers are in material breach of this Agreement;

(e)             by the Company if, prior to the applicable Subsequent Closing there shall be a breach of any representation, warranty, covenant or agreement of Buyers in this Agreement such that the conditions set forth in Section 3.2(b)(iii) or (iv) are not capable of being satisfied on or before the Subsequent Closing Outside Date; provided that the Company may not terminate this Agreement pursuant to this clause (e) if the Company is in material breach of this Agreement.

5.3          Effect of Termination.  In the event the First Initial Closing does not occur as a result of either party exercising its right to terminate pursuant to Section 5.1, or if the Second Delivery Initial Shares, Pre-Emptive Share Closing, Subsequent Offering Closing or Subsequent Over-Allotment Closing does not occur as a result of either party exercising its right to terminate pursuant to Section 5.2, then neither party shall have any further rights or obligations under this Agreement, except that (i) nothing herein shall relieve either party from liability for any willful breach of this Agreement, (ii) with respect to a termination following the First Initial Closing, such termination shall only be effective with respect to those provisions governing the Second Initial Closing, Pre-Emptive Share Closing, the Subsequent Offering Closing or the Subsequent Over-Allotment Closing, as applicable, and shall not, by way of illustration, affect the continued enforceability of the provisions contained in Article IV hereof, and (iii) the Confidentiality Agreement, together with provisions of Section 6.2 (Notices), 6.5 (Governing Law), 6.6 (Submission to Jurisdiction), 6.7 (Entire Agreement), 6.8 (Counterparts), 6.10 (Expenses), and 6.11 (Announcements) hereof shall survive the termination of this Agreement.

6.                                      MISCELLANEOUS.

6.1          Successors and Assigns.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.  Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective permitted successors and assigns.  Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2          Notices.  Unless otherwise provided herein, any notice, request, waiver, instruction, consent or document or other communication required or permitted to be given by this Agreement shall be effective only if it is in writing and (i) delivered by hand or sent by certified mail, return receipt requested, (ii) if sent by a nationally-recognized overnight delivery service with delivery confirmed, or (iii) if sent by facsimile (or other similar electronic means), with receipt confirmed as follows:

Company:	Golden Minerals Company 350 Indiana Street, Suite 800 Golden, Colorado 80401 Attn: President Fax: (303) 839-5907

with a copy to:	Davis Graham & Stubbs LLP 1550 17th Street, Suite 500 Denver, Colorado 80202 Attn: Deborah J. Friedman Fax: (303) 892-7400

Buyers:

Sentient Global Resources Fund III, LP
SGRF III Parallel I, LP
Landmark Square, 1st Floor, 64 Earth Close, West Bay Beach South
PO Box 10795
George Town, Grand Cayman KY1-1007
CAYMAN ISLANDS
Attention: Sue Bjuro — Office Manager
Fax (345) 946-0921

with a copy to:	Quinn & Brooks, LLP c/o Gregory A. Smith 9800 Mt. Pyramid Ct., Suite 400 Englewood, Colorado 80112 Fax: (720) 294-8374

The parties shall promptly notify each other of any change in their respective addresses or facsimile numbers or of the individual or entity or office to receive notices, requests or other communications under this Section 6.2.  All notices shall be deemed to have been given (i) if personally delivered or sent by certified mail, as of the date when so delivered, (ii) if sent by nationally-recognized overnight delivery service, two days after mailing, or (iii) if sent by facsimile (or other similar electronic means) as of the date sent, if during normal business hours of the recipient, and otherwise on the next business day.

6.3          Amendments and Waivers.  This Agreement may not be amended or supplemented, unless set forth in a writing signed by each party hereto. Except as otherwise permitted in this Agreement, the terms or conditions of this Agreement may not be waived unless set forth in a writing signed by the party entitled to the benefits thereof.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of such provision at any time in the future or a waiver of any other provision hereof.  The rights and remedies of the parties hereto are cumulative and not alternative. Except as otherwise provided in this Agreement, neither the failure nor any delay by any party hereto in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

6.4          Severability.  Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

6.5          Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Colorado.

6.6          Submission to Jurisdiction.  The parties hereby submit to the non-exclusive jurisdiction of any court of the State of Colorado or the United States District Court for the District of Colorado for the purpose of any suit, action, or other proceeding arising out of this Agreement, and waive any and all objections to jurisdiction that they may have under the laws of the State of Colorado or the United States and any claim or objection that any such court is an inconvenient forum.

6.7          Entire Agreement.  This Agreement, together with the exhibits hereto and the Confidentiality Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

6.8          Counterparts.  This Agreement may be executed in two or more counterparts (including by facsimile or similar means of electronic communication), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.9          Specific Performance.  Buyers and the Company each agree that irreparable damage would occur in the event that any of the provisions of this Agreement and the Confidentiality Agreement were not performed by them in accordance with the terms hereof and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.  Each party hereto expressly waives any requirement that any other party hereto obtain any bond or provide any indemnity in connection with any action seeking injunctive relief or specific enforcement of the provisions of the Agreement and the Confidentiality Agreement.

6.10        Expenses.  All reasonable, documented out-of-pocket costs and expenses incurred by the parties in connection with the negotiation, preparation, execution and delivery of this Agreement, the Registration Rights Agreement and the Lock-Up Agreement, including the fees, expenses and disbursements of legal counsel and accountants, shall be paid by the Company, provided however, that the Company shall not be required to reimburse Buyers’ costs and expenses in the event this Agreement is terminated by the Company pursuant to Section 5.1(e) or 5.2(e).  Costs and expenses incurred by the parties in connection with the performance of its obligations under this Agreement, the Registration Rights Agreement and the Lock-Up Agreement shall be paid by the party incurring such expenses.

6.11        Announcements.  Publicity and other general releases of information to the public through the media concerning the transaction contemplated by this Agreement shall be jointly planned and coordinated between the Company and Buyers.  Neither party shall act unilaterally in this regard without the prior approval of the other party provided, however, that such approval shall not be unreasonably withheld.  Nothing in this Section 6.11 shall prevent either party from furnishing information to any Governmental Entity or from furnishing information to comply with applicable laws or rules of any applicable stock exchange.

*  *  *  *  *

IN WITNESS WHEREOF, the parties have executed this COMMON STOCK PURCHASE AGREEMENT as of the date first written above.

GOLDEN MINERALS COMPANY

By:	/s/ Robert P. Vogels
Name:	Robert P. Vogels
Title:	Sr. VP & CFO

SENTIENT GLOBAL RESOURCES FUND III, LP

By:	Sentient GP III, L.P., General Partner
	By:	Sentient Executive GP III, Limited, General Partner

By:	/s/ Gregory Link
Name:	Gregory Link
Title:	Director

SGRF III PARALLEL I, L.P.

By:	Sentient GP III, L.P., General Partner
	By:	Sentient Executive GP III, Limited, General Partner

By:	/s/ Gregory Link
Name:	Gregory Link
Title:	Director

Exhibit A

DEFINITIONS

Certain capitalized terms used herein shall have the meanings assigned to them in this Exhibit A:

“Acceptance Notice” has the meaning set forth in Section 1.2 (a)(iv).

“Affiliate” and “Affiliated” have the meanings ascribed to them in Rule 405 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“Buyers” has the meaning set forth in the Preamble.

“Closing Date” means the date on which the Closing occurs.

“Code” has the meaning set forth in Section 2.1(o).

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Confidentiality Agreement” means the Confidentiality Agreement between the partners dated April 22, 2009.

“Encumbrances” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements, defects or imperfections of title or other restrictions on title or transfer of any nature whatsoever.

“Environmental Laws” has the meaning set forth in Section 2.1(n).

“ERISA” has the meaning set forth in Section 2.1(o).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Exempt Transaction” means any of the following transactions:

(a)           the award, issuance or exercise of any bona fide equity incentive securities or equity compensation securities in favor of directors, officers, employees, consultants or service providers of the Company or any of its Affiliates pursuant to the Company’s 2009 Equity Incentive Plan or any other bona fide equity incentive plan adopted by the Company from time to time; and

(b)           any issuance of Common Stock (or securities of the Company which are convertible into, exchangeable for or exercisable to acquire Common Stock), which is made to all holders of Common Stock on a pro rata basis.

“Financial Statements” has the meaning set forth in Section 2.1(i).

“First Delivery Initial Shares” has the meaning set forth in Section 1.1(a)(i).

“First Initial Closing” has the meaning set forth in Section 1.1(c)(i).

“First Initial Closing Date” has the meaning set forth in Section 1.1(c)(i).

“Governmental Entity” means any domestic or foreign court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency.

“Initial Closing Outside Date” has the meaning set forth in Section 5.1(b).

“Initial IPO Shares” has the meaning set forth in Section 1.2(a)(ii).

“Initial Public Offering” has the meaning set forth in the Recitals.

“Initial Shares” has the meaning set forth in the Recitals.

“Initial Shares Purchase Price” has the meaning set forth in Section 1.1(b).

“IPO Closing Date” shall mean the date on which the Initial IPO Shares are delivered to the Underwriters in connection with the Initial Public Offering.

“IPO Shares” has the meaning set forth in Section 1.2(a)(iii).

“Lock-Up Agreement” means the Lock-Up Agreement to be executed by Buyer and delivered to the Underwriters at the Initial Closing in the form attached hereto as Exhibit D.

“Material Adverse Effect” means a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, or a material adverse effect on the ability of the Company to perform its obligations under this Agreement; provided however, that none of the following individually or in the aggregate, will be deemed to have a Material Adverse Effect: (x) fluctuations in the market price of the Common Stock; or (y) fluctuations in the prices of precious or base metals, or (z) any change or effect arising out of general economic conditions or conditions generally affecting the mining industries.

“New Shares” has the meaning set forth in Section 1.2(a)(i).

“Nominee” has the meaning set forth in Section 4.6(a).

“Outstanding Common Stock” means the Company’s issued and outstanding shares of Common Stock, not including unvested restricted shares issued pursuant to the Company’s 2009 Equity Incentive Plan or other bona fide equity incentive plan adopted by the Company from time to time.

“Over-Allotment Option” has the meaning set forth in Section 1.2(a)(iii).

“Over-Allotment IPO Shares” has the meaning set forth in Section 1.2(a)(iii).

“Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization.

“Plan” has the meaning set forth in Section 2.1(o).

“Pre-Emptive Right Closing” has the meaning set forth in Section 1.2(c)(i).

“Pre-Emptive Right Closing Date” has the meaning set forth in Section 1.2(c)(i).

“Pre-Emptive Right Issuance” has the meaning set forth in Section 1.2(a)(i).

“Pre-Emptive Right Shares” has the meaning set forth in Section 1.2(a)(i).

“Pre-Emptive Right Shares Purchase Price” has the meaning set forth in Section 1.2(b)(i).

“Pre-Emptive Rights Holder” has the meaning set forth in Section 1.2(v).

“Pre-IPO Dilutive Issuance” has the meaning set forth in Section 1.2(a)(i).

“Private Placement Memorandum” means the private placement memorandum dated December 29, 2009 delivered to the Buyers in connection with the transaction contemplated hereby.

“Public Reports” has the meaning set forth in Section 2.1(h).

“Registration Rights Agreement” means the Registration Rights Agreement between the Company and Buyers in the form attached hereto as Exhibit C.

“Required Amendments” has the meaning set forth in Section 4.6(a).

“SEC” has the meaning set forth in the Recitals.

“Second Initial Closing” has the meaning set forth in Section 1.1(d)(i).

“Second Initial Closing Date” has the meaning set forth in Section 1.1(d)(i).

“Second Delivery Initial Shares” has the meaning set forth in Section 1.1(a)(ii).

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Shares” means the Initial Shares, the Pre-Emptive Right Shares, the Subsequent Offering Shares and the Subsequent Over-Allotment Shares.

“Subsequent Closing” means the Pre-Emptive Right Closing, the Subsequent Offering Closing or the Subsequent Over-Allotment Closing, as applicable.

“Subsequent Closing Outside Date” has the meaning set forth in Section 5.2(b).

“Subsequent Offering Closing” has the meaning set forth in Section 1.2(c)(i).

“Subsequent Offering Shares” has the meaning set forth in Section 1.2(a)(i).

“Subsequent Over-Allotment Closing” has the meaning set forth in Section 1.2(c)(i).

“Subsequent Over-Allotment Closing Date” has the meaning set forth in Section 1.2(c)(i).

“Subsequent Over-Allotment Shares” has the meaning set forth in Section 1.2(a)(iii).

“Subsequent Offering Closing Date” has the meaning set forth in Section 1.2(c)(i).

“Subsequent Shares” has the meaning set forth in Section 1.2(a)(iv).

“Subsequent Shares Purchase Price” has the meaning set forth in Section 1.2(b)(ii).

“Subsidiary” means any corporation or other entity with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or other appropriate equity interest, or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors, managers or members (as appropriate) of its board of directors or other governing body.

“Technical Report” has the meaning set forth in Section 2.1(q).

“Underwriters” means Canaccord Financial Ltd., in Canada, and Dahlman Rose & Company, in the United States, and/or such other Person who shall be engaged to serve as an underwriter in connection with the Initial Public Offering.

Exhibit B

ALLOCATION OF SHARES

Purchaser	Pro Rata Share	First Delivery Initial Shares	First Delivery Purchase Price		Second Delivery Initial Shares	Second Delivery Purchase Price		Total Initial Shares	Total Initial Shares Purchase Price
Sentient Global Resources Fund III, L.P. Landmark Square, 1st Floor, 64 Earth Close, West Bay Beach South PO Box 10795 George Town, Grand Cayman KY1-1007 CAYMAN ISLANDS Tel. No.: (503) 223-2721 Fax No.: (503) 223-1384	90.9375%	299,760	C$	2,116,305.60	378,014	C$	2,668,778.84	677,774	C$	4,785,084.44

SGRF III Parallel I, L.P. Landmark Square, 1st Floor, 64 Earth Close, West Bay Beach South PO Box 10795 George Town, Grand Cayman KY1-1007 CAYMAN ISLANDS Tel. No.: (503) 223-2721 Fax No.: (503) 223-1384	9.0625%	29,873	C$	210,903.38	37,671	C$	265,957.26	67,544	C$	476,860.64

Total:	100.00%	329,633	C$	2,327,208.98	415,685	C$	2,934,736.10	745,318	C$	5,261,945.08

B-1

EXHIBIT C

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December       , 2009 by and among GOLDEN MINERALS COMPANY, a Delaware corporation (the “Company”), and SENTIENT GLOBAL RESOURCES FUND III, L.P., a Cayman Islands exempted limited partnership, and SGRF III PARALLEL I, L.P., a Cayman Islands exempted limited partnership (the “Buyers”).

RECITALS

A.            In connection with the Common Stock Purchase Agreement by and between the Company and Buyers of even date herewith (the “Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to Buyers and Buyers have agreed to purchase, shares of the Company’s authorized but unissued Common Stock (the “Shares”).

B.            To induce Buyers to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws.

NOW, THEREFORE, in consideration of the recitals and the mutual promises, representations, warranties, and covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

Definitions.

In addition to the terms that are defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Affiliate” with respect to any specified person, has the meaning specified in Rule 144.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Deferral Notice” has the meaning specified in Section 3(d) hereof.

“Deferral Period” has the meaning specified in Section 3(d) hereof.

“Effectiveness Deadline Date” has the meaning specified in Section 2(a) hereof.

“Effectiveness Period” means the period commencing on the date the Registration Statement becomes effective and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Filing Deadline Date” has the meaning specified in Section 2(a) hereof.

“Holder” means Buyers, any transferee or assignee thereof to whom Buyers assign their rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8(a) and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8(a).

“Initial Resale Registration Statement” has the meaning specified in Section 2(a) hereof.

“Material Event” has the meaning specified in Section 3(d) hereof.

“Notice and Questionnaire” means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A to this Agreement.

“Notice Holder” means on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 415 promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Registrable Securities” means the Shares issued to Buyers under the Purchase Agreement (including the Initial Shares, the Pre-IPO Shares, the Subsequent Offering Shares and the Subsequent Over-Allotment Shares, as such terms are defined in the Purchase Agreement) and any security issued with respect thereto upon any stock dividend, split, merger or similar event until, in the case of any such security, the earlier of (i) the sale of such security pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement registering such security for resale, or (ii) the first date on which the Registrable Securities may be sold pursuant to Rule 144 without being subject to the volume restrictions set forth in Rule 144(e).

“Registration Statement” means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

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“Resale Registration Statement” means the Initial Resale Registration Statement and any Subsequent Resale Registration Statements.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the United States Securities and Exchange Commission and any successor agency.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Shares” has the meaning set forth in the Recitals.

 “Subsequent Resale Registration Statement” has the meaning specified in Section 2(b) hereof.

Resale Registration.

The Company shall prepare and file or cause to be prepared and filed with the SEC no later than May 31, 2010 (the “Filing Deadline Date”) a Registration Statement (the “Initial Resale Registration Statement”) registering the resale from time to time by Buyers of all of the Registrable Securities. The Initial Resale Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by Buyers in accordance with the methods of distribution set forth in the Initial Resale Registration Statement. The Company shall use its commercially reasonable efforts to promptly respond to comments from the SEC regarding the Initial Resale Registration Statement, to cause the Initial Resale Registration Statement to be declared effective under the Securities Act no later than September 30, 2010 (the “Effectiveness Deadline Date”), and to keep the Initial Resale Registration Statement (or any Subsequent Resale Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period.

If the Initial Resale Registration Statement or any Subsequent Resale Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Resale Registration Statement in a manner reasonably expected by the Company to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Resale Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a “Subsequent Resale Registration Statement”). If a Subsequent Resale Registration Statement is filed, the Company shall use commercially reasonable efforts to cause the Subsequent Resale Registration Statement to become effective as promptly as is reasonably practicable after such filing or, if filed during a Deferral

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Period, after the expiration of such Deferral Period, and to keep such Registration Statement (or Subsequent Resale Registration Statement) continuously effective until the end of the Effectiveness Period.

The Company shall supplement and amend the Initial or any Subsequent Resale Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Resale Registration Statement, if required by the Securities Act.

Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Resale Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d), Section 3(d) and Section 4. Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to any Resale Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company promptly upon becoming a Holder and notify the Company of any change in such information at least five (5) business days prior to the filing of the Initial Resale Registration Statement or Subsequent Resale Registration Statement, as applicable. From and after the date the Initial Resale Registration Statement is declared effective, the Company shall, as promptly as is reasonably practicable after the date a fully completed and legible Notice and Questionnaire is received by the Company, (i) if required by applicable law, file with the SEC a post-effective amendment to the Resale Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required by the SEC so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Resale Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law (other than laws not generally applicable to all Holders of Registrable Securities wishing to sell Registrable Securities pursuant to the Resale Registration Statement and related Prospectus) and using the manner of sale specified in the Notice and Questionnaire, and, if the Company shall file a post-effective amendment to the Resale Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is reasonably practicable; (ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i); and (iii) notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i); provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(d), provided, further, that if under applicable law the Company has more than one option as to the type or manner of making any such filing, the Company will make the required filing or filings in the manner or of a type that is reasonably expected to result in the earliest availability of the Prospectus for effecting resales of

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Registrable Securities. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling security holder in any Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(d) of this Agreement (whether or not such Holder was a Notice Holder at the time the Registration Statement was initially declared effective) shall be named as a selling security holder in the Registration Statement or related Prospectus subject to and in accordance with the requirements of this Section 2(d).

If a Registration Statement covering all the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline Date (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline Date (an “Effectiveness Failure”), then, as liquidated damages to Buyers by reason of any such delay in or reduction of its ability to sell the Shares (which remedy shall be the exclusive remedy for any Filing Failure or Effectiveness Failure (each, a “Failure”)), the Company shall pay to Buyers an amount equal to 1.0% of the aggregate purchase price paid by Buyers for the Shares for every thirty (30) days following the Filing Deadline Date that the Registration Statement is not filed (in the case of a Filing Failure) and for every thirty (30) days following the Effectiveness Deadline Date that the Registration Statement is not effective (in the case of an Effectiveness Failure), as the case may be, on a per diem basis (the “Liquidated Damages”); provided, however, that the maximum Liquidated Damages payable to Buyers under this Section 2(e) shall not exceed 3.0% of the aggregate purchase price of the Shares.  Liquidated Damages, if any, shall be paid by the Company within ten (10) days following the end of each thirty (30) day period (or shorter period, if applicable) for which Liquidated Damages are payable.  The Company shall pay interest on Liquidated Damages not paid when due at a rate of interest equal to fifteen percent (15.0%) per annum.  In the event a Registration Statement is filed but is withdrawn by the Company prior to being declared effective by the SEC, then such Registration Statement will be deemed to have not been filed for the purpose of this Section 2(e).

Registration Procedures.

In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a); cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use commercially reasonable efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration

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Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

Submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

Use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment or, if any such order or suspension is made effective during any Deferral Period, at the earliest possible moment after the expiration of such Deferral Period.

Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Resale Registration Statement or the initiation of proceedings with respect to the Resale Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (including, in any such case, as a result of the non-availability of financial statements), or (C) the occurrence or existence of any development, event, fact, situation or circumstance relating to the Company that, in the discretion of the Company, makes it appropriate to suspend the availability of the Resale Registration Statement and the related Prospectus, (i) in the case of clause (B) above, subject to the next sentence, as promptly as is reasonably practicable prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use commercially reasonable efforts to cause it to be

7

declared effective as promptly as is reasonably practicable, and (ii) give notice (via facsimile, telephone or electronic mail followed by a written notice by internationally recognized overnight courier) to the Notice Holders that the availability of the Resale Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is reasonably practicable, (y) in the case of clause (B) above, as soon as, in the sole reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and (z) in the case of clause (C) above, as soon as, in the reasonable discretion of the Company, such suspension is no longer appropriate. The period during which the availability of the Registration Statement and any Prospectus is suspended (the “Deferral Period”) is not to exceed (i) 20 consecutive days at any one time; (ii) 30 days in the aggregate in any three-month period; or (iii) 60 days in the aggregate during any 12-month period, or as otherwise required by applicable regulatory authority; provided that, the number of days the Company is required to keep the Registration Statement effective shall be extended by the number of days equal to the aggregate Deferral Period(s). The first day of any Deferral Period must be at least two (2) trading days after the last day of any prior Deferral Period.

During the Effectiveness Period (except during such periods that a Deferral Notice is outstanding and has not been revoked), deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

Subject to Section 3(d), prior to any public offering of the Registrable Securities pursuant to the Resale Registration Statement, use commercially reasonable efforts to register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and

8

Questionnaire), it being agreed that no such registration or qualification will be made unless so requested; prior to any public offering of the Registrable Securities pursuant to the Resale Registration Statement, use commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided, that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it is not otherwise qualified or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

Holder’s Obligations.

Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a properly completed Notice and Questionnaire as required pursuant to this Section 4 (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Holder agrees to deliver a Notice and Questionnaire to the Company promptly upon becoming a Holder and notify the Company of any change in such information at least five (5) business days prior to the filing of the Initial Resale Registration Statement or Subsequent Resale Registration Statement, as applicable.  Each Notice Holder agrees promptly to furnish to the Company in writing all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading, any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Registration Statement under applicable law or pursuant to SEC comments and any information otherwise required by the Company to comply with applicable law or regulations. Each Holder further agrees, following termination of the Effectiveness Period, to notify the Company, within ten (10) Business Days of a request, of the amount of Registrable Securities sold pursuant to the Registration Statement and, in the absence of a response, the Company may assume that all of the Holder’s Registrable Securities were so sold.

Registration Expenses.

The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement whether or not any of the Registration Statements are declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the Toronto Stock Exchange and the NYSE Amex (or such U.S. national securities exchange on which the Common Stock is then listed) and (y) of compliance with U.S. federal and state securities or “Blue Sky” laws to the extent such filings or compliance are required pursuant to this Agreement (including, without limitation,

9

reasonable fees and disbursements of the counsel specified in the next sentence in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate)), (ii) printing expenses, (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, and (iv) fees and disbursements of counsel for the Company in connection with the Resale Registration Statement, provided, however, that the Company shall not be responsible for any brokers’ fees, commissions or discounts in connection with the sale of Registrable Securities or the fees and expenses of legal counsel for the Holders.

Information Requirements.

The Company covenants that, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of Rule 144 under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with the filing requirements of Rule 144.

Indemnification and Contribution.

The Company agrees to indemnify and hold harmless each Holder of Registrable Securities covered by the Resale Registration Statement, the directors, officers, employees, Affiliates and agents of each such Holder and each person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement

10

or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity shall be in addition to any liability that the Company may otherwise have.

Each Holder of securities covered by the Resale Registration Statement severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Resale Registration Statement and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be acknowledged by each Notice Holder that is not the Buyers in such Notice Holder’s Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have.

Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless such failure results in the forfeiture by the indemnifying party of substantial rights and defenses or otherwise materially prejudices the indemnifying party; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including one local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed

11

counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

If the indemnification to which an indemnified party is entitled under this Section 7 is for any reason unavailable to or insufficient although applicable in accordance with its terms to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative fault of the Company on the one hand and the Holders of the Registrable Securities on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder of the Registrable Securities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d). The aggregate amount of losses, liabilities, claims, damages, and expenses incurred by an indemnified party and referred to above in this Section 7(d) shall be deemed to include any out-of-pocket legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Holder of any Registrable Securities shall be required to indemnify or contribute any amount in excess of

12

the amount by which the proceeds received from the sale of the Registrable Securities by such Holder of Registrable Securities exceeds the amount of any damages that such Holder of Registrable Securities has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7(d), each person, if any, who controls Buyers or any Holder of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as Buyers or such Holder, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

The provisions of this Section 7 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 7, and shall survive the sale by a Holder of Registrable Securities covered by the Resale Registration Statement.

Miscellaneous

Successors and Assigns.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.  Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective permitted successors and assigns.  If any permitted transferee of any Holder shall acquire Registrable Securities, such Registrable Securities shall be subject to all of the terms of this Agreement and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.  Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Notices. Unless otherwise provided herein, any notice, request, waiver, instruction, consent or document or other communication required or permitted to be given by this Agreement shall be effective only if it is in writing and (i) delivered by hand or sent by certified mail, return receipt requested, (ii) if sent by a nationally-recognized overnight delivery service with delivery confirmed, or (iii) if sent by facsimile (or other similar electronic means), with receipt confirmed as follows:

Company:	Golden Minerals Company

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350 Indiana Street, Suite 800 Golden, Colorado 80401 Attn: President Fax: (303) 839-5907

with a copy to:	Davis Graham & Stubbs LLP 1550 17th Street, Suite 500 Denver, Colorado 80202 Attn: Deborah J. Friedman Fax: (303) 892-7400

Buyers:

Sentient Global Resources Fund III, LP

SGRF III Parallel I, LP

Landmark Square, 1st Floor, 64 Earth Close, West Bay Beach South

PO Box 10795

George Town, Grand Cayman KY1-1007

CAYMAN ISLANDS

Attention: Sue Bjuro — Office Manager

with a copy to:	Quinn & Brooks, LLP c/o Gregory A. Smith 9800 Mt. Pyramid Ct., Suite 400 Englewood, Colorado 80112

The parties shall promptly notify each other of any change in their respective addresses or facsimile numbers or of the individual or entity or office to receive notices, requests or other communications under this Section 8(b).  All notices shall be deemed to have been given (i) if personally delivered or sent by certified mail, as of the date when so delivered, (ii) if sent by nationally-recognized overnight delivery service, two days after mailing, or (iii) if sent by facsimile (or other similar electronic means) as of the date sent, if during normal business hours of the recipient, and otherwise on the next business day.

Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and the Holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in

14

accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(c), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

Severability.  Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Colorado.

Submission to Jurisdiction.  The parties hereby submit to the non-exclusive jurisdiction of any court of the State of Colorado or the United States District Court for the District of Colorado for the purpose of any suit, action, or other proceeding arising out of this Agreement, and waive any and all objections to jurisdiction that they may have under the laws of the State of Colorado or the United States and any claim or objection that any such court is an inconvenient forum.

Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

Counterparts.  This Agreement may be executed in two or more counterparts (including by facsimile or similar means of electronic communication), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Specific Performance.  Buyers and the Company each agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.  Each party hereto expressly waives any requirement that any other party hereto obtain any bond or provide any indemnity in connection

15

with any action seeking injunctive relief or specific enforcement of the provisions of the Agreement.

Expenses.  All reasonable, documented out-of-pocket costs and expenses incurred by the parties in connection with the negotiation, preparation, execution and delivery of this Agreement, including the fees, expenses and disbursements of legal counsel and accountants, shall be paid by the Company.  Except as otherwise set forth in this Agreement, costs and expenses incurred by the parties in connection with the performance of its obligations under this Agreement shall be paid by the party incurring such expenses.  The prevailing party in any litigation or other proceeding to collect Liquidated Damages pursuant to this Agreement shall be entitled to collect from the non-prevailing party all reasonable costs and fees associated with such litigation or proceeding, including reasonable attorneys’ fees.

Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than Buyers or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the earlier to occur of (i) the expiration of the Effectiveness Period or (ii) such time as there shall be no Registrable Securities.

* * * * *

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IN WITNESS WHEREOF, the parties have executed this REGISTRATION RIGHTS AGREEMENT as of the date first written above.

GOLDEN MINERALS COMPANY

Name:
Title:

SENTIENT GLOBAL RESOURCES FUND III, LP

By:	Sentient GP III, L.P., General Partner
	By:	Sentient Executive GP III, Limited, General Partner

By:
Name:
Title:	Director

SGRF III PARALLEL I, L.P.

By:	Sentient GP III, L.P., General Partner
	By:	Sentient Executive GP III, Limited, General Partner

By:
Name:
Title:	Director

ANNEX A

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE.

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Company’s Resale Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under the registration Rights Agreement and that the transferee must complete this Notice and Questionnaire in order to avail itself of the rights under the Registration Rights Agreement.

[CONTINUED NEXT PAGE]

QUESTIONNAIRE

Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

COMPLETED QUESTIONNAIRES SHOULD BE RETURNED TO

GOLDEN MINERALS COMPANY AS FOLLOWS:

ONE (1) COPY BY FACSIMILE TO FAX: (303) 839-5907

WITH THE ORIGINAL COPY TO FOLLOW TO:

GOLDEN MINERALS COMPANY

ATTENTION: CHIEF FINANCIAL OFFICER

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Your Identity and Background as the Beneficial Owner of The Registrable Securities.

Your full legal name:

Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address:

Telephone No.:

Fax No.:

Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐   Yes.

☐   No.

If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐   Yes.

☐   No.

For the purposes of this Item 1(d), an “affiliate” of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

Full legal name of person or entity in whose name you hold the Registrable Securities—(i.e. name of your broker, if applicable, through which your Registered Securities are held):

Record Stockholder:

Name of broker:

Contact person:

Telephone No.:

Your Relationship With Golden Minerals Company

Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with Golden Minerals Company (or its predecessors or affiliates) within the past three years?

☐   Yes.

☐   No.

If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with Golden Minerals Company:

Your Interest in the Registrable Securities.

State the number of such Registrable Securities beneficially owned by you.

Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of Golden Minerals Company?

☐   Yes.

☐   No.

If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. (if applicable) of such other securities of Golden Minerals Company beneficially owned by you:

Type:

Aggregate amount:

CUSIP No.:

Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

☐   Yes.

☐   No.

At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

☐   Yes.

☐   No.

If your response to Item 3(e) above is yes, please describe such agreements or understandings:

Nature of Your Beneficial Ownership.

If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a limited partnership or corporation, state the names of the general partners of such limited partnership or the officers and directors of such corporation:

With respect to each general partner listed in Item 4(a) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

Name your controlling shareholder(s) or other person or entity who has the ability to exercise control over you (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

(A)(i)                  Full legal name of Controlling Entity(ies) or natural person(s) with who have sole or shared voting or dispositive power over the Registrable Securities:

Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

Name of Shareholder:

(B)(i)                  Full legal name of Controlling Entity(ies):

Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

Name of Shareholders:

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

Plan of Distribution.

The undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Resale Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents’ commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market.

DATED this        day of                 ,           .

Signature of Holder

(Print name)

EXHIBIT D

December       , 2009

Dahlman Rose & Company, LLC

As Representative of the several
Underwriters referred to below

142 West 57th Street
New York, New York 10019

Dahlman Rose & Company, LLC

Golden Minerals Company Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) is being delivered pursuant to that certain Common Stock Purchase Agreement (the “Stock Purchase Agreement”) by and between Golden Minerals Company, a Delaware corporation (the “Company”), Sentient Global Resources Fund III, LP, a Cayman Islands exempted limited partnership, and SGRF III Parallel I, LP, a Cayman Islands exempted limited partnership, and relates to the proposed initial public offering (the “Offering”) by the Company of its common stock, $0.01 par value per share (the “Stock”).

In order to induce you and the other underwriters for which you will act as representative (the “Underwriters”) to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Dahlman Rose & Company, LLC (the “Lead Manager”), during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

Notwithstanding the foregoing, the undersigned may transfer Relevant Securities by bona fide gift, will or intestate succession, provided, each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto.

Notwithstanding the preceding paragraph, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Lead Manager waives, in writing, such extension.  The undersigned acknowledges that the Company has agreed in the underwriting agreement for the Offering to provide notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to this paragraph, and the undersigned agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.  The undersigned hereby further agree that, except as provided in the Registration Rights Agreement between Buyers and the Company dated the date hereof, without the prior written consent of the Lead Manager, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.  Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall terminate and be of no further force and effect if the Offering is not completed by March 31, 2010.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

[Signature follow]

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Very truly yours,

Sentient Global Resources Fund III, LP

By:
Name:
Title:

SGRF III Parallel I, LP

By:
Name:
Title:

Golden Minerals Company Lock-Up Agreement

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